UNITED STATES
SECURITIES AND EXCHANGE COMMISSON
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2010

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250 South Sixth Street, P O Box 5147, Springfield, IL	62705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 217-241-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of UTG, Inc was held on June 16, 2010 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of eleven directors:

Name	For	Withheld	Broker Non-Votes
John S. Albin	31,326	2,208	180,369
Randall L. Attkisson	31,890	1,644	180,369
Joseph A. Brinck, II	32,973	561	180,369
Jesse T. Correll	31,890	1,644	180,369
Ward F. Correll	31,890	1,644	180,369
Thomas F. Darden, II	32,973	561	180,369
Howard L. Dayton, Jr.	32,973	561	180,369
Daryl J. Heald	32,973	561	180,369
Peter L. Ochs	32,973	561	180,369
William W. Perry	32,973	561	180,369
James P. Rousey	31,890	1,644	180,369

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: June 16, 2010	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer